Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Classes of current inventories [abstract]
Raw materials	¥ 2,111,881	$ 334,042	¥ 1,940,119
Work in progress	25,169	3,981	33,211
Finished goods	3,071,586	485,841	2,497,865
Total inventories at the lower of cost and net realizable value	¥ 5,208,636	$ 823,864	¥ 4,471,195